                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.   SH CAPITAL PARTNERS, L.P.

      Item                                       Information

Name:                               SH CAPITAL PARTNERS, L.P.

Address:                            950 Third Avenue, 17th Floor,
                                    New York, NY 10022

Designated Filer:                   Stone House Capital Management, LLC

Date of Event Requiring
Statement (Month/Day/Year):         June 5, 2015

Issuer Name and Ticker or
Trading Symbol:                     A.M. CASTLE & CO. [CAS]

Relationship of Reporting
Person(s) to Issuer:                10% Owner

If Amendment, Date Original
Filed (Month/Day/Year):             Not Applicable

Individual or Joint/Group
Filing:                             Form filed by More than One Reporting Person

Signature:                          By:     Stone House Capital Management, LLC
                                    Its:    General Partner

                                    By:     /s/ Mark Cohen
                                            ------------------------------------
                                    Name:   Mark Cohen
                                    Title:  Managing Member
                                    Date:   June 9, 2015

2.   MARK COHEN

      Item                                       Information

Name:                               MARK COHEN

Address:                            950 Third Avenue, 17th Floor,
                                    New York, NY 10022

Designated Filer:                   Stone House Capital Management, LLC

Date of Event Requiring
Statement (Month/Day/Year):         June 5, 2015

Issuer Name and Ticker or
Trading Symbol:                     A.M. CASTLE & CO. [CAS]

Relationship of Reporting
Person(s) to Issuer:                10% Owner

If Amendment, Date Original
Filed (Month/Day/Year):             Not Applicable

Individual or Joint/Group
Filing:                             Form filed by More than One Reporting Person

Signature:
                                    /s/ Mark Cohen
                                    -----------------------------------------
                                    Date: June 9, 2015